TRADE RECEIVABLES, NET (Schedule of Trade Receivables, Net) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Open accounts:
In NIS	$ 8,357	$ 6,780
In USD	14,920	20,814
Total open accounts	23,277	27,594
Checks receivable		80
Trade receivables, gross	23,277	27,674
Less allowance for doubtful accounts	(67)
Total Trade receivables, net	$ 23,210	$ 27,674